Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2024	6/30/2024	9/30/2023
Assets
Loans	$105,346	$107,078	$115,544
Loans held for sale	1,058	517	730
Securities available for sale	34,169	37,460	35,839
Held-to-maturity securities	7,702	7,968	8,853
Trading account assets	1,404	1,219	1,325
Short-term investments	22,796	15,536	7,871
Other investments	1,117	1,259	1,356
Total earning assets	173,592	171,037	171,518
Allowance for loan and lease losses	(1,494)	(1,547)	(1,488)
Cash and due from banks	1,276	1,326	766
Premises and equipment	624	631	649
Goodwill	2,752	2,752	2,752
Other intangible assets	34	41	65
Corporate-owned life insurance	4,379	4,382	4,381
Accrued income and other assets	8,323	8,532	8,843
Discontinued assets	277	296	365
Total assets	$189,763	$187,450	$187,851

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	119,995	117,570	112,581
Noninterest-bearing deposits	30,358	28,150	31,710
Total deposits	150,353	145,720	144,291
Federal funds purchased and securities sold under repurchase agreements	44	25	43
Bank notes and other short-term borrowings	2,359	5,292	3,470
Accrued expense and other liabilities	4,478	4,755	5,388
Long-term debt	15,677	16,869	21,303
Total liabilities	172,911	172,661	174,495

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,149	6,185	6,254
Retained earnings	15,066	15,706	15,835
Treasury stock, at cost	(4,839)	(5,715)	(5,851)
Accumulated other comprehensive income (loss)	(3,281)	(5,144)	(6,639)
Key shareholders’ equity	16,852	14,789	13,356
Noncontrolling interests	—	—	—
Total equity	16,852	14,789	13,356
Total liabilities and equity	$189,763	$187,450	$187,851

Common shares outstanding (000)	991,251	943,200	936,161

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023
Interest income
Loans	$1,516	$1,524	$1,593	$4,578	$4,645
Loans held for sale	18	8	19	40	49
Securities available for sale	298	259	192	789	580
Held-to-maturity securities	70	73	79	218	234
Trading account assets	15	16	15	45	42
Short-term investments	244	192	123	578	276
Other investments	14	16	22	47	51
Total interest income	2,175	2,088	2,043	6,295	5,877
Interest expense
Deposits	887	817	687	2,486	1,568
Federal funds purchased and securities sold under repurchase agreements	1	1	9	3	79
Bank notes and other short-term borrowings	43	51	81	140	263
Long-term debt	292	332	351	952	975
Total interest expense	1,223	1,201	1,128	3,581	2,885
Net interest income	952	887	915	2,714	2,992
Provision for credit losses	95	100	81	296	387
Net interest income after provision for credit losses	857	787	834	2,418	2,605
Noninterest income
Trust and investment services income	140	139	130	415	384
Investment banking and debt placement fees	171	126	141	467	406
Service charges on deposit accounts	67	66	69	196	205
Operating lease income and other leasing gains	16	21	22	61	70
Corporate services income	69	68	73	206	235
Cards and payments income	84	85	90	246	256
Corporate-owned life insurance income	36	34	35	102	96
Consumer mortgage income	12	16	15	42	40
Commercial mortgage servicing fees	73	61	46	190	142
Other income	(937)	11	22	(920)	26
Total noninterest income	(269)	627	643	1,005	1,860
Noninterest expense
Personnel	670	636	663	1,980	1,986
Net occupancy	66	66	67	199	202
Computer processing	104	101	89	307	276
Business services and professional fees	41	37	38	119	124
Equipment	20	20	20	60	64
Operating lease expense	14	17	18	48	59
Marketing	21	21	28	61	78
Intangible asset amortization	—	—	—	—	—
Other expense	158	181	187	542	573
Total noninterest expense	1,094	1,079	1,110	3,316	3,362
Income (loss) from continuing operations before income taxes	(506)	335	367	107	1,103
Income taxes	(95)	62	65	26	204
Income (loss) from continuing operations	(411)	273	302	81	899
Income (loss) from discontinued operations, net of taxes	1	1	1	2	3
Net income (loss)	(410)	274	303	83	902
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$(410)	$274	$303	$83	$902

Income (loss) from continuing operations attributable to Key common shareholders	$(447)	$237	$266	$(27)	$791
Net income (loss) attributable to Key common shareholders	(446)	238	267	(25)	794
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$(.47)	$.25	$.29	$(.03)	$.85
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	(.47)	.25	.29	(.03)	.86
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$(.47)	$.25	$.29	$(.03)	$.85
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	(.47)	.25	$.29	(.03)	.85

Cash dividends declared per common share	$.205	$.205	$.205	$.615	$.615

Weighted-average common shares outstanding (000)	948,979	931,726	927,131	936,962	927,019
Effect of common share options and other stock awards	8,951	6,761	4,613	7,678	5,213
Weighted-average common shares and potential common shares outstanding (000) (b)	957,929	938,487	931,744	944,640	932,232

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.